                                                                    Exhibit 10.1

                           VESTAR/GRAY INVESTORS LLC

          AMENDMENT, dated as of June 4, 2001 (the "Amendment"), to the Amended
                                                    ---------
and Restated Limited Liability Company Agreement (the "LLC Agreement") of
                                                       -------------
Vestar/Gray Investors LLC, a Delaware limited liability company (the "LLC"),
                                                                      ---
dated as of July 7, 1999, by and among Vestar/SJK Investors LLC, a Delaware limited liability company (the "Vestar Member"), the parties listed on Schedule
                                -------------
1 to the LLC Agreement (each a "Gray Member" and, collectively, the "Gray
                                -----------                          ----
Members") and such other Persons as shall hereinafter become Members of the LLC
-------
as provided in the LLC Agreement.

                              W I T N E S S E T H
                              -------------------

          WHEREAS, the LLC, the Vestar Member and the Gray Members are parties to the LLC Agreement; and

          WHEREAS, the parties desire to amend the LLC Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and intending to be legally bound hereby, the parties hereto hereby agree as follows:

          1.   Defined Terms. Unless otherwise defined herein, capitalized terms
               -------------
used herein which are defined in the LLC Agreement are used herein as therein defined.

          2.   Amendment to the LLC Agreement.  The LLC Agreement is hereby
               ------------------------------
amended as follows:

               (a)  Amendment of Section 1.1.  Section 1.1 of the LLC Agreement
                    ------------------------
     is hereby amended by adding, in appropriate alphabetical order, the following new definition:

               "Chief Executive Officer" shall mean, in the case of the Company,
               -------------------------
          the Chief Executive Officer of the Company, and, in the case of the Parent, the Chief Executive Officer of the Parent.

          (b)  Amendment of Section 4.9(b)(A).  Section 4.9(b)(A) of the LLC
               -----------------------------
Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

               (b)  Election of Directors.

                    (A) The Managing Member hereby agrees that so long as this Agreement shall remain in effect, it will vote all of the Shares so as to elect and, during such period, to continue in office a Board of Directors of the Parent and the Company, each consisting solely of the following:

                    (i) 4 designees of the Vestar Member (so long as the Vestar Member and its Affiliates are allocated an aggregate number of Allocated Shares not less than one-half (1/2) of the number of Allocated Shares allocated to the Vestar Member on the date of execution and delivery of this Agreement) or, if the foregoing condition is not satisfied, 3 designees of the Vestar Member (so long as the Vestar Member and its Affiliates are allocated an aggregate number of Allocated Shares not less than one-third (1/3) of the total number of Allocated Shares allocated to the Vestar Member on the date of its execution and delivery of this Agreement) or, if the foregoing condition is not satisfied, 1 designee of the Vestar Member (so long as the Vestar Member and its Affiliates are allocated an aggregate number of Allocated Shares not less than one-tenth (1/10) of the total number of Allocated Shares allocated to the Vestar Member immediately following the Effective Time of the Acquisition Merger), provided, however, that so
                                                     --------  -------
                         long as the Gray Members have the right to appoint at least 1 designee and the Vestar Member (and its Affiliates) has more Allocated Shares allocated to it than the aggregate number of Allocated Shares allocated to the Gray Members (and their Permitted Transferees), the Vestar Member shall have the right to appoint at least as many designees as the Gray Members;

                  (ii) 2 designees of the Gray Members (so long as the Gray Members and their respective Affiliates are allocated an aggregate number of Allocated Shares not less than one-half (1/2) of the number of Allocated Shares allocated to the Gray Members on the date of their execution and delivery of this Agreement) or, if the foregoing condition is not satisfied, 1 designee of the Gray Members (so long as the Gray Members and their respective Affiliates are allocated an aggregate number of Allocated Shares not less than one-fifth (1/5) of the number of Allocated Shares allocated to the Gray Members immediately following the Effective Time of the Acquisition Merger); and

                  (iii) the Chief Executive Officer (provided that such Chief Executive Officer is not (A) an employee or an Affiliate of Vestar or (B) a Gray Member or a member of the Family Group of the Gray Members, in which case the Chief Executive Officer shall be counted as a designee of either Vestar or the Gray Representative, as the case may be, for purposes of this Section 4.9(b)(A)).

          3.   Continuing Effect of LLC Agreement.  This Amendment shall not
               ----------------------------------
constitute an amendment or waiver of or consent to any provision of the LLC Agreement not expressly referred to herein. Except as expressly consented to hereby, the provisions of the LLC Agreement are and shall remain in full force and effect.

          4.   Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts, all of which together shall constitute a single instrument.

          5.   Governing Law.  This Amendment shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware applicable to contracts executed and to be performed in such State.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                             VESTAR/SJK INVESTORS LLC

                             By:  Vestar Capital Partners III, L.P.,
                                  its Managing Member

                                    By:  Vestar Associates III, L.P.,
                                          its General Partner

                                    By:  Vestar Associates Corporation III,
                                          its General Partner



                             By:          /s/ James P. Kelley
                                ------------------------------------------------
                                 Name:        James P. Kelley

                               /s/  Bob Gray
                               -------------------------------------------------
                               BOB GRAY


                                /s/  Marie Gray
                               -------------------------------------------------
                               MARIE GRAY


                                /s/  Kelly A. Gray
                               -------------------------------------------------
                               KELLY A. GRAY


                               GRAY FAMILY TRUST


                               By:    /s/ Bob Gray
                                   ---------------------------------------------
                                   Name:    Bob Gray


                               By:    /s/ Marie Gray
                                   ---------------------------------------------
                                   Name:    Marie Gray


                               KELLY ANN GRAY TRUST


                               By:    /s/ Bob Gray
                                   ---------------------------------------------
                                   Name:    Bob Gray


                               By:    /s/ Marie Gray
                                   ---------------------------------------------
                                   Name:    Marie Gray